UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 16, 2010

Regal Entertainment Group

(Exact Name of Registrant as Specified in Charter)

Delaware	001-31315	02-0556934
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

7132 Regal Lane, Knoxville, Tennessee 37918

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: 865-922-1123

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02   Results of Operations and Financial Condition.

On February 16, 2010, Regal Entertainment Group (“Regal”) announced its financial results for its fourth fiscal quarter ended December 31, 2009.  A copy of the earnings release is furnished to the United States Securities and Exchange Commission (the “Commission”) with this current report on Form 8-K as Exhibit 99.1. The earnings release contains certain non-GAAP financial measures for the periods set forth therein, including adjusted EBITDA and adjusted diluted earnings per share.

Adjusted EBITDA is earnings before interest, taxes, depreciation and amortization expense, gain on sale of Fandango interest, net loss on disposal and impairment of operating assets, share-based compensation expense, joint venture employee compensation, loss on debt extinguishment, noncontrolling interest, net of tax and other, net.  The most directly comparable GAAP financial measure to adjusted EBITDA is net cash provided by operating activities, which is set forth in the earnings release and in the table below this paragraph for the relevant periods set forth in the earnings release.  Adjusted diluted earnings per share is diluted earnings per share excluding loss on debt extinguishment, net of related tax effects, net loss on disposal and impairment of operating assets, net of related tax effects and gain on sale of Fandango interest, net of related tax effects.  The most directly comparable GAAP financial measure to adjusted diluted earnings per share is diluted earnings per share, which is set forth in the earnings release and the table below this paragraph for the relevant periods set forth in the earnings release.

	Quarter Ended		Four Quarters Ended
	Dec. 31, 2009	Jan. 1, 2009(1)	Dec. 31, 2009	Jan. 1, 2009(1)
Net cash provided by operating activities (in millions)	$190.8	$143.8	$410.8	$270.9

Diluted earnings per share	$0.23	$0.19	$0.62	$0.72

(1)          Effective January 2, 2009, Regal retrospectively adopted certain provisions of FASB Accounting Standards Codification Subtopic 470-20, Debt—Debt with Conversion and Other Options (“ASC Subtopic 470-20”). Our 6¼% Convertible Senior Notes and the 3¾% Convertible Senior Notes are within the scope of ASC Subtopic 470-20; therefore, we were required to retrospectively record the debt portions of the 6¼% Convertible Senior Notes and the 3¾% Convertible Senior Notes at their fair values as of the respective dates of issuance and amortize the related debt discount into interest expense over the life of each debt instrument during the periods in which the debt instruments are outstanding.

Reconciliations of the non-GAAP financial measures to the most directly comparable GAAP financial measures are included in the earnings release.

Regal is also furnishing to the Commission as Exhibit 99.2 to this current report on Form 8-K certain other financial information for its last four completed fiscal quarters, including reconciliations to the most directly comparable GAAP financial measures of the non-GAAP financial measures included therein.

Item 8.01   Other Events.

On February 16, 2010, Regal’s board of directors declared a cash dividend in the amount of $0.18 per share of Class A and Class B common stock, payable on March 16, 2010 to the Class A and Class B common stockholders of record on March 4, 2010.

Item 9.01   Financial Statements and Exhibits.

(d)          Exhibits.

Exhibit No.	Exhibit Description
99.1	Earnings release furnished pursuant to Item 2.02
99.2	Reconciliations of Non-GAAP Financial Measures furnished pursuant to Item 2.02

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGAL ENTERTAINMENT GROUP

Date: February 16, 2010	By:	/s/ David H. Ownby
Name: David H. Ownby
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description
99.1	Earnings release furnished pursuant to Item 2.02
99.2	Reconciliations of Non-GAAP Financial Measures furnished pursuant to Item 2.02